UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification No.)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
(801) 345-1000

N/A
(Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.

(c) EXHIBITS.
EXHIBIT NO. 99.1	DESCRIPTION Certification Letter

Item 9.         Regulation FD Disclosure.

         A copy of the certification letter of the Chief Executive Officer and the Chief Financial Officer regarding the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 as attached hereto as Exhibit 99.1 is not filed, but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ M. Truman Hunt
M. Truman Hunt
Executive Vice President and General Counsel

Date:    August 14, 2002

EXHIBIT INDEX

Exhibit No. 99.1	Description Certification Letter